SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): November 11, 2003

                             BLUE COAT SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    000-28139                 91-1715963
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                               650 Almanor Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1 Press Release of Blue Coat Systems, Inc., dated November 11, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

      On November 11, 2003, the Company issued a press release announcing revised expectations regarding its financial results for the fiscal quarter ended October 31, 2003. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BLUE COAT SYSTEMS, INC.

DATE: November 11, 2003              By: /s/ Robert Verheecke
                                         ---------------------------------------
                                         Robert Verheecke
                                         Vice President, Chief Financial Officer
                                         and Secretary (Principal Financial and
                                         Accounting Officer)

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                                INDEX TO EXHIBITS

Exhibit Number                             Description
--------------                             -----------
    99.1 Press Release of Blue Coat Systems, Inc., dated November 11, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.